Exhibit 10 (b)

                            THE WEST COMPANY, INCORPORATED
                         NON-QUALIFIED STOCK OPTION AGREEMENT

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             On  September 8,  1995, The  West Company,  Incorporated  (the
          "Company") and William G. Little ("Employee"), agree:

             1.  Definitions.  As used herein:
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                 (a)      "Board" means the Board of Directors of the
                          -------
                           Company.

                 (b)      "Code" means the Internal Revenue Code of 1986,
                           -----
                           as amended.

                 (c)      "Committee" means the Compensation Committee of
                          -----------
                          the Board.

                 (d)      "Date of Exercise" means the date on which the
                          ------------------
                          notice required by Paragraph 5 hereof is hand-delivered, placed in the United States mail, or transmitted via facsimile.

                 (e)      "Date of Grant" means September 8, 1995, the date
                          ---------------
                           on which the Company awarded the Option.

                 (f)      "Employer" means the Company or the Subsidiary
                          ----------
                          for which Employee is performing services on the Date of Exercise, or for which he was performing services at the time of his death, disability or other termination of employment.

                 (g)      "Expiration Date" means the earliest of the
                          -----------------
                           following:

                     (i) If Employee shall cease to be employed by the Employer for any reason other than disability (as determined by the Committee) or death, the date three months after the termination of employment, or three years in the event of employment termination due to retirement;

                     (ii) If  Employee shall  cease to  be employed  by the
                          Employer because of disability (as determined by the Committee) or death, the date twelve months after the date Employee terminates employment because of disability or death; or

                     (iii) The day before the tenth anniversary of the Date of Grant.

                 (h)      "Fair Market Value" means the Fair Market Value
                          -------------------
                          of a share of Company common stock as determined pursuant to the Plan.

                 (i)      "Option" means the option hereby granted.
                          --------

                 (j)      "Option Price" means $30.125 per Share, as
                          --------------
                           calculated pursuant to the Plan.

                 (k)      "Plan" means The West Company, Incorporated Long
                          ------
                          -Term Incentive Plan, the terms of which are incorporated herein by reference.

                 (l)      "Shares" means the 120,000 Shares of the
                          --------
                          Company's common stock which are the subject of the Option hereby granted.

                 (m)      "Subsidiary" means any corporation that, at the
                          ------------
                          time in question, is a subsidiary corporation of the Company within the meaning of Section 425(f) of the Code.

             2.  Grant of Option.  The Company grants to Employee, as of
                 ----------------
                 the Date of Grant, the Option to purchase any or all of the Shares, on the terms and conditions set forth herein and in the Plan. The Option hereby granted is a non-qualified stock option.

             3.  Time of Exercise.
                 ----------------
                 (a) The Option shall become exercisable in three equal installments of 40,000 shares as follows:

                 Number
                 of Shares                        Date of Exercisability
                 ---------                        ----------------------
                 40,000                           September 8, 1998

                 40,000                           September 8, 1999

                 40,000                           September 8, 2000


                     Thereafter, the Option may be exercised in whole or in part, and shall remain exercisable until the Expiration Date, when the right to exercise shall terminate absolutely.

                 (b) No portion of the Option which is unexercisable at termination of employment shall thereafter become exercisable.

             4.  Payment  for Shares.   Full  payment for  Shares purchased
                 --------------------
                 upon the exercise of the Option shall be made in cash, common stock of the Company valued at its Fair Market Value on the Date of Exercise, or in a combination thereof, as the Committee may determine.

             5.  Manner  of Exercise.    The Option  shall be  exercised by
                 -------------------
                 giving written notice of exercise to the Committee, in care of the Company's Secretary, at the Company's main office in Lionville, Pennsylvania. Any such notice of exercise shall be irrevocable once given.

             6.  Non-Transferability of Option.  The Option may not be
                 -----------------------------
                 transferred or assigned by Employee or otherwise than by will or the laws of descent and distribution or be exercised other than by Employee or, in the case of his death, by his personal representative, heir or legatee.

             7.  Securities Laws.   The  Committee may  from  time to  time
                 ----------------
                 impose any conditions on the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of the Securities and Exchange Commission Rule 16b-3 or any successor rule. Such condition may include, without limitation, the partial or complete suspension of the right to exercise the Option.

             8.  Issuance of Certificates.  Subject to the provisions of
                 -------------------------
                 Paragraph 7 hereof, a certificate for the Shares issuable on the exercise of the Option shall be delivered to
                 Employee  or  to  his  personal  representative,  heir  or
                 legatee  as  promptly  as   possible  after  the  Date  of

                 Exercise, provided that no certificates for Shares will be delivered to Employee or to his personal representative, heir or legatee until (a) appropriate arrangements have been made with Employer for the withholding of any taxes which may be due with respect to such Shares and (b) the Option Price has been paid in full. The Company may condition delivery of certificates for Shares upon the prior receipt from Employee of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.

             9.  Rights  Prior  to  Exercise.   Neither  Employee  nor  his
                 ------------------------
                 personal representative, heir or legatee shall have any of the rights of a shareholder with respect to any Shares until the date of the issuance to him of a certificate for such Shares as provided in Paragraph 8 hereof.

             10. Status of Option; Interpretation.  The Option is
                 --------------------------------
                 intended to be a non-qualified stock option. The Committee shall have sole power to resolve any dispute or disagreement arising out of this Agreement. The interpretation and construction of any provision of this Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the requirements of a non-qualified stock option.

             11. Entire Agreement.  This agreement is intended by the
                 ---------------------
                 parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.
                 This agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.




             IN WITNESS WHEREOF, the parties have executed this Agreement in two counterparts as of the date stated above.

                                       THE WEST COMPANY, INCORPORATED



                                   By
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          Witness:

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                                        William G. Little